Exhibit 99.1

The following constitutes the ruling of the court and has the force and effect therein described.

Signed December 21, 2023
United States Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al.[1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

ORDER (I) APPROVING NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN

TRANSFERS OF AND DECLARATION OF WORTHLESSNESS

WITH RESPECT TO COMMON STOCK AND (II) GRANTING RELATED RELIEF

Upon the motion (“Motion”)2 of the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”), for entry of an order (this “Order”)

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtor’s federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtors’ service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]	Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Motion.

(a) approving the Procedures related to transfers of, and declarations of worthlessness with respect to, Beneficial Ownership of Common Stock, (b) directing that any purchase, sale, or other transfer of, or declaration of worthlessness with respect to, Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio, and (c) granting related relief, each as more fully set forth in the Motion; and upon consideration of the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. § 1334; and this matter being a core proceeding within the meaning of 28 U.S.C. § 157(b)(2); and the Court being able to issue a final order consistent with Article III of the United States Constitution; and it appearing to the Court that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409;3 and appropriate notice of and opportunity for a hearing on the Motion having been given; and the relief requested in the Motion being in the best interests of the Debtors’ estates, their creditors and other parties in interest; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1. The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved, provided, however, any party in interest may request emergency relief from the Procedures.

2. Any transfer of or declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.

3. In the case of any such transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, the person or entity making such transfer shall be required to take remedial actions specified by the Debtors to appropriately reflect that such transfer is null and void ab initio.

[3]	Nothing in this Order shall preclude any later order of the Court approving a motion to transfer venue.

2

4. In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures, including the notice requirements, the person or entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

5. Any person or Entity that acquires or trades in the Beneficial Ownership of Common Stock (including directly or indirectly, and including Options to acquire Beneficial Ownership of Common Stock) in violation of this Order or the Procedures or that otherwise fails to comply with their requirements shall be subject to such sanctions as this Court may consider appropriate pursuant to this Court’s equitable power under section 105(a) of the Bankruptcy Code.

6. The Debtors may retroactively or prospectively waive any and all restrictions, stays, and notification procedures set forth in the Procedures and shall provide notice of such waiver to the U.S. Trustee and counsel to any official committee appointed in these chapter 11 cases within seven (7) days of such waiver.

7. The Debtors shall post the Procedures to the website established by Omni Agent Solutions, LLC for these chapter 11 cases (https://omniagentsolutions.com/Impel), such notice being reasonably calculated to provide notice to all parties that may be affected by the Procedures, whether known or unknown.

3

8. Notwithstanding anything to the contrary contained in this Order or in the Motion, any payment, obligation or other relief authorized by this Order shall be subject to and limited by the requirements imposed on the Debtors under the terms of the Cash Collateral Order and Approved Budget (as defined therein). In the event of any conflict between the terms of this Order and the Cash Collateral Order, the terms of the applicable Cash Collateral Order shall control.

9. The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws and do not excuse noncompliance therewith.

10. Nothing herein shall preclude any person desirous of acquiring any Common Stock from requesting relief from this Order from this Court, subject to the Debtors’ rights to oppose such relief.

11. Other than to the extent that this Order expressly conditions or restricts trading in Common Stock, nothing in this Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.

12. Notwithstanding the relief granted herein and any actions taken pursuant to such relief, nothing in this Order shall be deemed (a) an admission as to the amount of, basis for, priority, or validity of any claim against a Debtor entity under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’ or any party in interest’s rights to dispute any claim or interest on any grounds; (c) a promise or requirement to pay any claim; (d) a waiver of the Debtors’ or any other party in interest’s rights under the Bankruptcy Code or any other applicable law; (e) an implication or admission that any particular claim is of a type specified or defined in this order or any other order granting the relief requested in this motion or a finding

4

that any particular claim is an administrative expense claim or other priority claim; (f) an approval to assume, adopt, or reject any agreement, contract, program, policy, or lease under section 365 of the Bankruptcy Code; or (g) an admission as to the validity, priority, enforceability, or perfection of any lien on, security interest in, or other encumbrance on property of the Debtors’ estates. Any payment made pursuant to this order is not intended to be nor should it be construed as an admission as to the validity of any claim or a waiver of the Debtors’ rights to subsequently dispute such claim.

13. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion, and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.

14. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

15. The Debtors are authorized to take all such reasonable actions necessary to effectuate the relief granted in this Order in accordance with the Motion.

16. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

# # # END OF ORDER # # #

5

Submitted By:

SIDLEY AUSTIN LLP

Samuel A. Newman (pro hac vice pending)
555 West Fifth Street
Los Angeles, California 90013
Telephone:	(213) 896-6000
Facsimile:	(213) 896-6600
Email:	sam.newman@sidley.com

Rakhee V. Patel (TX Bar No. 00797213)
Nathan C. Elner (pro hac vice pending)
Parker G. Embry (TX Bar No. 24126826)
Chelsea M. McManus (TX Bar No. 24131499)
2021 McKinney Avenue, Suite 2000
Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	rpatel@sidley.com
nelner@sidley.com
parker.embry@sidley.com
cmcmanus@sidley.com

Jackson T. Garvey (pro hac vice pending)
One South Dearborn
Chicago, IL 60603
Telephone:	(312) 853-7000
Facsimile:	(312) 853-7036
Email:	jgarvey@sidley.com

Proposed Counsel to the Debtors and Debtors in
Possession

6

Exhibit 1

Procedures for Transfers of and Declarations of

Worthlessness with Respect to Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF AND DECLARATIONS OF WORTHLESSNESS

WITH RESPECT TO COMMON STOCK

The following procedures apply to transfers of Common Stock:1

a.

Any entity (as defined in section 101(15) of the Bankruptcy Code) who is a Substantial Shareholder (as defined herein) and wishes to effectuate a transfer of Beneficial Ownership of Common Stock that would affect the size of a Substantial Shareholder’s Beneficial Ownership or would result in another entity becoming or ceasing to be a Substantial Shareholder must file with the Court, and serve upon: (i) Impel Pharmaceuticals Inc., 201 Elliot Avenue West, Suite 260, Seattle, WA 98119; (ii) proposed counsel to the Debtors, (a) Sidley Austin, LLP, One South Dearborn Street, Chicago, IL 60603, Attn: Jackson T. Garvey; (iii) counsel to Oaktree Fund Administration, LLC, Sullivan and Cromwell LLP, 535 Madison Avenue, New York, New York, 10022, Attn: Benjamin Beller; (iv) counsel to any statutory committee appointed in these cases; (v) the Office of the U.S. Trustee for the Northern District of Texas, 1100 Commerce Street, Room 976, Dallas, Texas 75242; and (vi) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”), a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) thirty calendar days after the date of the Notice of NOL Order (as defined herein), or (B) ten calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.

b.

Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.

Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice

[1]	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.

Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock,” and together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

d.

The Debtors shall have twenty (20) calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock, described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will remain ineffective unless such objection is withdrawn by the Debtors, or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such twenty-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional twenty-day (20-day) waiting period for each Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these chapter 11 cases.

e.

For purposes of these Procedures (i) a “Substantial Shareholder” is any entity or individual person that has Beneficial Ownership of at least: 1,075,501 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock)[2]; and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity

[2]	Approximately 23,900,031 shares of Common Stock are outstanding for purposes of Section 382 of the IRC as of the Petition Date.

securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The following procedures apply for Declarations of Worthlessness of Common Stock:3

a.

Any person or entity that currently is or becomes a 50-Percent Shareholder must file with the Court and serve upon the Notice Parties a declaration of such status, substantially in the form attached to these Procedures Exhibit 1D (each, a “Declaration of Status as a 50-Percent Shareholder”), on or before the later of (i) thirty calendar days after the date of the Notice of NOL Order and (ii) ten calendar days after becoming a 50-Percent Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any 50-Percent Shareholder even if no Declaration of Status as a 50-Percent Shareholder has been filed.

b.

Prior to filing any federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of Beneficial Ownership of Common Stock for a taxable year ending before the Debtors’ emergence from chapter 11 protection, such 50- Percent Shareholder must file with the Court and serve upon the Notice Parties a declaration of intent to claim a worthless stock deduction (a “Declaration of Intent to Claim a Worthless Stock Deduction”), substantially in the form attached to these Procedures as Exhibit 1E.

i.

The Debtors and the other Notice Parties shall have fifteen calendar days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50-Percent Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes.

ii.

If the Debtors or the other Notice Parties timely object, the filing of the tax return or amendment thereto with such claim will not be permitted unless approved by a final and non-appealable order of the Court, unless such objection is withdrawn.

[3]

For purposes of the Procedures, a “50-Percent Shareholder” is any person or entity that, at any time in the three-year period ending on the last day of the taxable year in which the worthless stock deduction is claimed, has owned Beneficial Ownership of 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder).

iii.

If the Debtors and the other Notice Parties do not object within such fifteen-day period, the filing of the return or amendment with such claim will be permitted solely as described in the Declaration of Intent to Claim a Worthless Stock Deduction. Additional returns and amendments within the scope of this section must be the subject of additional notices as set forth herein, with an additional fifteen-day waiting period. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these chapter 11 cases.

NOTICE PROCEDURES

The following notice procedures apply to these Procedures:

a.

No later than two business days following entry of the Order, the Debtors shall serve a notice by first class mail, substantially in the form attached to these Procedures as Exhibit 1F (the “Notice of NOL Order”), on: (i) the U.S. Trustee for the Northern District of Texas; (ii) the entities listed on the consolidated list of creditors holding the 30 largest unsecured claims; (iii) the U.S. Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) Oaktree Fund Administration, LLC as agent to the Debtors’ secured lenders, and counsel thereto; (vi) any official committees appointed in these chapter 11 cases; and (vii) all registered and nominee holders of Common Stock (with instructions to serve down to the beneficial holders of Common Stock, as applicable).

b.

All registered and nominee holders of Common Stock shall be required to serve the Notice of NOL Order on any holder for whose benefit such registered or nominee holder holds such Common Stock, down the chain of ownership for all such holders of Common Stock.

c.

Any entity or individual, or broker or agent acting on such entity’s or individual’s behalf who sells Common Stock to another entity or individual shall be required to serve a copy of the Notice of NOL Order on such purchaser of such Common Stock, or any broker or agent acting on such purchaser’s behalf.

d.

Within two (2) business days following entry of the Order, the Debtors shall post the Notice of NOL Order to the website established by the Debtors’ proposed claims, noticing, and solicitation agent for these chapter 11 cases, Omni Agent Solutions, Inc. (which website address shall be identified in the Notice of NOL Order).

e.

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petitioner objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al.[1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

The undersigned party is/has become a Substantial Shareholder with respect to the common stock of Impel Pharmaceuticals Inc. (“Impel”) or of any Beneficial Ownership therein (respectively, the “Common Stock”). Impel is a debtor and debtor in possession in Case No. 23-80016 (SGJ) pending in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtors’ federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtor’s service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 1,075,501 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

As of                     , 2023, the undersigned party currently has Beneficial Ownership of                  shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

The last four digits of the taxpayer identification number of the undersigned party are                 .

Pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.         ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

Pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

2

Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:
Address:

Telephone:
Facsimile:

Dated: , 2023
,
(City)	(State)

3

Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al.[1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

DECLARATION OF INTENT TO

ACCUMULATE COMMON STOCK2

The undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Impel Pharmaceuticals Inc. (“Impel”) or of any Beneficial Ownership therein (the “Common Stock”). Impel is a debtor and debtor in possession in Case No. 23-80016 (SGJ) pending in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtors’ federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtor’s service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 1,075,501 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

If applicable, on                     , 2023, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

The undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

Pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of                  shares of Common Stock or an Option with respect to                  shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                  shares of Common Stock.

The last four digits of the taxpayer identification number of the undersigned party are                 .

Pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.        ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

Pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

The Debtors have twenty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such twenty-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

2

Any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

Pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated: , 2023
,
(City)	(State)

3

Exhibit 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al.[1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK2

The undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Impel Pharmaceuticals Inc. (“Impel”) or of any Beneficial Ownership therein (the “Common Stock”). Impel is a debtor and debtor in possession in Case No. 23-80016 (SGJ) pending in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

If applicable, on                     , 2023, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtors’ federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtor’s service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 1,075,501 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

The undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

Pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of                  shares of Common Stock or an Option with respect to                  shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                  shares of Common Stock, after such transfer becomes effective.

The last four digits of the taxpayer identification number of the undersigned party are                 .

Pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.        ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

Pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

The Debtors have twenty calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such twenty-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

2

Any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will require an additional notice filed with the Court to be served in the same manner as this Declaration.

Pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated: , 2023
,
(City)	(State)

3

Exhibit 1D

Declarations of Status as a 50-Percent Shareholder

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al.[1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

DECLARATION OF STATUS AS A 50-PERCENT SHAREHOLDER

The undersigned party is/has become a 50-Percent Shareholder2 with respect to one or more shares of the existing classes of common stock or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, collectively, the “Common Stock”) of Impel Pharmaceuticals Inc. (“Impel”). Impel is a debtor and debtor in possession in Case No. 23-80016 (SGJ) pending in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtors’ federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtor’s service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]

For purposes of this Declaration: (i) a “50-Percent Shareholder” is any person or entity that, at any time in the three-year period ending on the last day of the taxable year in which the worthless stock deduction is claimed, has owned Beneficial Ownership of 50 percent or more of the Common Stock (determined in accordance with section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations thereunder); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

As of                     , 2023, the undersigned party currently has Beneficial Ownership of                  shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

The last four digits of the taxpayer identification number of the undersigned party are                 .

Pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.        ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

Pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated: , 2023
,
(City)	(State)

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al.[1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

The undersigned party hereby provides notice of its intention to claim a worthless stock deduction (the “Worthless Stock Deduction”)2 with respect to one or more shares of the existing classes of common stock or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, collectively, the “Common Stock”) of Impel Pharmaceuticals Inc. (“Impel”). Impel is a debtor and debtor in possession in Case No. 23-80016 (SGJ) pending in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtors’ federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtor’s service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]

For purposes of this Declaration: (i) a “50-Percent Shareholder” is any person or entity that, at any time in the three-year period ending on the last day of the taxable year in which the worthless stock deduction is claimed, has had Beneficial Ownership of 50 percent or more of the Common Stock (determined in accordance with IRC § 382(g)(4)(D) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); and (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

If applicable, on                     , 2023, the undersigned party filed a Declaration of Status as a 50-Percent Shareholder with the Court and served copies thereof as set forth therein.

The undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

Pursuant to the Worthless Stock Deduction, the undersigned party proposes to declare that                  shares of Common Stock became worthless during the tax year ending                 .

The last four digits of the taxpayer identification number of the undersigned party are                 .

Pursuant to that certain Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.        ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

At the election of the undersigned party, the Declaration to be filed with this Court (but not the Declaration that is served upon the Notice Parties) may be redacted to exclude the undersigned party’s taxpayer identification number and the amount of Common Stock that the undersigned party beneficially owns.

The Debtors have twenty calendar days after receipt of this Declaration to object to the Worthless Stock Deduction described herein. If the Debtors file an objection, such Worthless Stock Deduction will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and non-appealable order of the Court. If the Debtors do not object within such twenty-day period, then after expiration of such period the Worthless Stock Deduction may proceed solely as set forth in this Declaration.

Any further claims of worthlessness contemplated by the undersigned party will each require an additional notice filed with the Court to be served in the same manner as this Declaration and are subject to an additional twenty-day waiting period.

Pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:

Name:
Address:

Telephone:
Facsimile:

Dated: , 2023
,
(City)	(State)

Exhibit 1F

Notice of NOL Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:	Chapter 11

IMPEL PHARMACEUTICALS INC., et al. [1]	Case No. 23-80016 (SGJ)

Debtors.	(Jointly Administered)

NOTICE OF DISCLOSURE PROCEDURES

APPLICABLE TO CERTAIN HOLDERS OF COMMON STOCK

AND DISCLOSURE PROCEDURES FOR TRANSFERS OF AND

DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK2

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OF IMPEL PHARMACEUTICALS INC. (THE “COMMON STOCK”):

On December 19, 2023 (the “Petition Date”), Impel Pharmaceuticals Inc., and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Northern District of Texas (the “Court”) under chapter

[1]

The Debtors in this chapter 11 case, together with the last four digits of the Debtor’s federal tax identification number, are: Impel Pharmaceuticals Inc. (8238) and Impel NeuroPharma Australia Pty Ltd (N/A). The Debtors’ service address is 201 Elliot Avenue West, Suite 260, Seattle, WA 98119.

[2]

For purposes of this Notice: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 4,102,808 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock) and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

On the Petition Date, the Debtors filed the Debtors’ Emergency Motion for Entry of an Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No.        ] (the “Motion”).

On [●], 2023, the Court entered the Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock and (II) Granting Related Relief [Docket No.        ] (the “Order”) approving procedures for certain transfers of and declarations of worthlessness with respect to Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).3

Pursuant to the Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

Pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

Pursuant to the Order, a 50-Percent Shareholder may not claim a worthless stock deduction with respect to Common Stock, or Beneficial Ownership of Common Stock, in violation of the Procedures, and any such deduction in violation of the Procedures shall be null and void ab initio, and the 50-Percent Shareholder shall be required to file an amended tax return revoking such proposed deduction.

[3]	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Order or the Motion, as applicable.

2

Upon the request of any entity, the proposed claims, noticing, and solicitation agent for these chapter 11 cases, Omni Agent Solutions, LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. Such declarations are also available via PACER on the Court’s website at https://ecf.txnb.uscourts.gov/ for a fee, or free of charge by accessing the Debtors’ restructuring website at https://omniagentsolutions.com/Impel.

Failure to follow the Procedures set forth in the Order shall constitute a violation of, among other things, the automatic stay provisions of section 362 of the Bankruptcy Code.

Any prohibited purchase, sale, or other transfer of or declaration of worthlessness with respect to Common Stock, Beneficial Ownership thereof, or Option with respect thereto in violation of the Order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this Court may determine.

The requirements set forth in the Procedures are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws and do not excuse non-compliance therewith.

3

Dated: December 19, 2023
Dallas, Texas	SIDLEY AUSTIN LLP

/s/ Rakhee V. Patel
Samuel A. Newman (pro hac vice pending)
555 West Fifth Street
Los Angeles, California 90013
Telephone: (213) 896-6000
Facsimile: (213) 896-6600
Email: sam.newman@sidley.com

Rakhee V. Patel (TX Bar No. 00797213)
Nathan C. Elner (pro hac vice pending)
Parker G. Embry (TX Bar No. 24126826)
Chelsea M. McManus (TX Bar No. 24131499)
2021 McKinney Avenue, Suite 2000
Dallas, Texas 75201
Telephone: (214) 981-3300
Facsimile: (214) 981-3400
Email: rpatel@sidley.com
nelner@sidley.com
parker.embry@sidley.com
cmcmanus@sidley.com

Jackson T. Garvey (pro hac vice pending)
One South Dearborn
Chicago, IL 60603
Telephone: (312) 853-7000
Facsimile: (312) 853-7036
Email: jgarvey@sidley.com

Proposed Counsel to the Debtors and Debtors in Possession